Other gains, net	12 Months Ended
Dec. 31, 2025
Other gains, net
Other gains, net

26.Other gains, net

	For the years ended December 31,
	2023	2024	2025
Foreign currency exchange difference, net	—	—	(70)
Government grants	27	30	216
Service income	—	122	213
Dividend income	—	—	536
Fair value change on financial assets at FVPL, net (Note 11)	9	7	534
Write off of other payables, net	—	—	677
Others	49	8	38
	85	167	2,144